                   TENNECO INC. SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1996


Subsidiaries of Tenneco Inc.
  Autopartes Walker, S.A. de C.V. (Mexico)........................................  99.98%
     (Tenneco Inc. owns 99.98% and Tenneco Automotive Inc. owns .02%)
  Counce Limited Partnership (Texas Limited Partnership)..........................     95
     (Tenneco Inc. owns 95%, as Limited Partner; and PCA Leasing Company owns
      5%, as General Partner)
     Counce Finance Corporation (Delaware)........................................    100
  Monroe-Mexico S.A. de C.V. (Mexico).............................................   0.01
     (Tenneco Inc. owns 0.01%; and Tenneco Automotive Inc. owns 99.99%)
  Omni-Pac GmbH (Germany).........................................................      1
     (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and Tenneco Inc.
      owns 1%)
  Omni-Pac S.A.R.L. (France)......................................................     97
     (Omni-Pac GmbH owns 3%; and Tenneco Inc. owns 97%)
  PCA Leasing Company (Delaware)..................................................    100
     Counce Limited Partnership (Texas Limited Partnership).......................      5
       (Tenneco Inc. owns 95%, as Limited Partner; and PCA Leasing Company owns 5%, as General Partner)
       Counce Finance Corporation (Delaware)......................................    100
  Proveedora Walker S.A. de C.V. (Mexico).........................................  99.99
     (Tenneco Inc. owns 49,999 shares, and Tenneco Automotive Inc. owns 1 share)
  Tenneco Asia Inc. (Delaware)....................................................    100
  Tenneco Asheville Inc. (Delaware)...............................................    100
  Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)..................      1
     (Tenneco Inc. owns 1%; and Tenneco Automotive Inc. owns 99%)
  Tenneco Automotive Inc. (f/k/a Monroe Auto Equipment Company)(Delaware).........    100
     Autopartes Walker, S.A. de C.V. (Mexico).....................................   0.02
       (Tenneco Inc. owns 99.98%; Tenneco Automotive Inc. owns 0.02%)
     Beijing Monroe Automobile Shock Absorber Company Ltd (China).................     51
       (Tenneco Automotive Inc. owns 51%; and Beijing Automotive Industry
        Corporation, an unaffiliated company, owns 49%)
     Consorcio Terranova S.A. de C.V. (Mexico)....................................
       (Tenneco Automotive Inc. owns 99.99%; and Josan Latinamericana S.A. de
        C.V., an unaffiliated company, owns 0.01%)
     McPherson Strut Company Inc. (Delaware)......................................    100
     Monroe Auto Equipement France, S.A. (France).................................    100
       Monroe Europe Coordination Center N.V. (Belgium)...........................    0.1
          (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement
           France, S.A. owns 0.1%)
       Monroe Packaging N.V. (Belgium)............................................    0.1
            (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto
             Equipement France, S.A. owns 0.1%)

                   TENNECO INC. SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1996


Subsidiaries of Tenneco Inc.
  Subsidiaries of Tenneco Automotive Inc.
       Tenneco Automotive Italia S.r.l. (Italy).......................................    15
          (Tenneco Automotive Inc. owns 85%; and Monroe Auto
          Equipement France, S.A. owns 15%)
     Monroe Auto Pecas S.A. (Brazil)..................................................  2.82
       (Tenneco Automotive Inc. owns 2.82%; Monroe do Brasil Industria e
       Comercio Ltda. Owns 82.71%; and Monteiro Aranha S/A, an unaffiliated company, owns 14.47%) Monroe-Mexico S.A. de C.V. (Mexico)...................... 99.99
       (Tenneco Automotive Inc. owns 99.99%; and Tenneco Inc. owns 0.01%)
     Precision Modular Assembly Corp. (Delaware)......................................   100
     Rancho Industries Europe B.V. (Netherlands)......................................   100
     Tenneco Automotive Foreign Sales Corporation Limited
      (Jamaica).......................................................................    99
       (Tenneco Automotive Inc. owns 99%; and Tenneco Inc. owns 1%)
     Tenneco Automotive International Sales Corporation (DE-In
      Dissolution)....................................................................   100
     Tenneco Automotive Italia S.r.l. (Italy).........................................    85
       (Tenneco Automotive Inc. owns 85%; and Monroe Auto
        Equipement France, S.A. owns 15%)
     Tenneco Automotive Japan Ltd. (Japan)............................................   100
     The Pullman Company (Delaware)...................................................   100
       Axios Produtos de Elastomeros Limitada (Brazil)................................    99
          (99% The Pullman Company; 1% Peabody
           International Corporation)
       Clevite Industries Inc. (Delaware).............................................   100
       Peabody International Corporation (Delaware)...................................   100
          Axios Produtos de Elastomeros Limitada (Brazil).............................     1
            (99% The Pullman Company; 1% Peabody
             International Corporation)
          Barasset Corporation (Ohio).................................................   100
          Peabody Galion Corporation (Delaware).......................................   100
          Peabody Gordon-Piatt, Inc. (Delaware).......................................   100
          Peabody N.E., Inc. (Delaware)...............................................   100
          Peabody World Trade Corporation (Delaware)..................................   100
            Pullmex, S.A. de C.V. (Mexico)............................................   0.1
               (99.9% The Pullman Company; 0.1% Peabody World Trade
               Corporation)
          Peabody-Myers Corporation (Illinois)........................................   100
          Pullman Canada Ltd. (Canada)................................................    61
            (61% Peabody International Corporation; 39%
             The Pullman Company)
       Pullman Canada Ltd. (Canada)...................................................    39
            (61% Peabody International Corporation; 39% The Pullman Company)
       Pullman Standard, Inc. (Delaware)..............................................   100

                   TENNECO INC. SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1996


Subsidiaries of Tenneco Inc.
  Subsidiaries of Tenneco Automotive Inc.
     Subsidiaries of The Pullman Company
       Pullmex, S.A. de C.V. (Mexico)..................................................  99.9
          (99.9% The Pullman Company; 0.1% Peabody World Trade Corporation)
  Tenneco Automotive Trading Company (Delaware)........................................   100
  Tenneco Brake, Inc. (Delaware)    100
  Tenneco Brazil Ltda. (Brazil)........................................................   100
     Monroe do Brazil Industria e Comercio Ltda. (Brazil)..............................   100
       Monroe Auto Pecas S.A. (Brazil)................................................. 82.71
          (Monroe do Brazil Industria e Comercio Ltda. Owns 82.71%; Tenneco
          Automotive Inc. owns 2.82%; and Monteiro Aranha S/A, an unaffiliated company owns 14.47%)
  Tenneco Business Services Holdings Inc...............................................   100
  Tenneco Business Services Inc........................................................   100
  Tenneco Deutschland Holdinggesellschaft mbH (Germany)................................ 99.97
     (Tenneco Inc. owns 99.97%; and Atlas Bermoegensverwaltung, an unaffiliated company, owns 0.03%)
     GILLET Unternehmesverwaltungs (Germany)...........................................   100
       Heinrich Gillet GmbH & Co. KG (Germany).........................................   0.1
          (GILLET Unternehmesverwaltungs GmbH owns 0.1%; and Tenneco
           Deutschland Holdinggesellschaft mbH owns 99.9%)
     Heinrich Gillet GmbH & Co. KG (Germany)...........................................  99.9
       (Tenneco Deutschland Holdinggesellschaft mbH owns 99.9%; and GILLET
        Unternehmesverwaltungs GmbH owns 0.1%)
       Gillet-Abgassysteme Zwickau Gmbh (Germany)......................................   100
       Mastra-Gillet Industria e Comercio Ltda. (Brazil)...............................    50
          (Heinrich Gillet GmbH & Co. KG owns 50%; and Mastra Industria e
           Comercio Ltda., an unaffiliated company, owns 50%)
     Monroe Auto Equipment GmbH (Germany)..............................................   100
     Omni-Pac Ekco GmbH Verpackungsmittel (Germany)....................................   100
       Omni-Pac Poland Sp. z o.o. (Poland).............................................   100
       PCA Embalajes Espana, S.L. (Spain)..............................................     1
          (Omni-Pac Ekco GmbH Verpackungsmittel owns 1%; and PCA Verpackungsmittel
            GmbH owns 99%)
     Omni-Pac GmbH (Germany)...........................................................    99
       (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and Tenneco Inc.
        owns 1%)
       Omni-Pac ApS (Denmark)..........................................................   100
       Omni-Pac A.B. (Sweden)..........................................................   100
       Omni-Pac S.A.R.L. (France)......................................................     3
          (Omni-Pac GmbH owns 3%; and Tenneco Inc. owns 97%)
     Walker Deutschland GmbH (Germany).................................................    99
       (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and Tenneco Inc. owns 1%)

                   TENNECO INC. SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1996


Subsidiaries of Tenneco Inc.
  Subsidiaries of Tenneco Deutschland Holdinnggesellschaft mbH Walker Gillet
     (Europe) GmbH (Germany)...........................................................   100
  Tenneco Foam Products Company........................................................   100
  Tenneco Inc. (Nevada)................................................................   100
  Tenneco International Holding Corp. (Delaware).......................................   100
     Monroe Australia Pty. Limited (Australia).........................................   100
       Monroe Springs (Australia) Pty. Ltd. Australia).................................   100
       Monroe Superannuation Pty. Ltd. (Australia).....................................   100
       Walker Australia Pty. Limited (Australia).......................................   100
     S.A. Monroe Europe N.V. (Belgium).................................................   100
       Borusan Amortisor Imalat Ve Ticaret A.S. (Turkey)............................... 99.85
          (S.A. Monroe Europe N.V. owns 99.85%;  and various unaffiliated individual stockholders own 0.15%)
       Monroe Europe Coordination Center N.V. (Belgium)................................  99.9
          (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement
           France, S.A. owns 0.1%)
       Monroe Europe (UK) Limited (United Kingdom).....................................    18
          (S.A. Monroe Europe N.V. owns 18%; and Tenneco United Kingdom
           Holdings Limited owns 82%)
       Monroe Packaging N.V. (Belgium).................................................  99.9
          (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement
           France, S.A. owns 0.1%)
     Tenneco Canada Inc. (Ontario)..................................................... 51.28
       (Tenneco International Holding Corp. Owns 100% of the issued and outstanding Common Stock, 51.28% of total equity; and Tenneco United
       Kingdom Holdings Limited owns 100% of the Class A Stock, 48.72% of total equity)
       98174 Ontario Limited (Ontario).................................................   100
       Tenneco Canada Wholesale Finance Company (Alberta)..............................   100
       Tenneco Credit Canada Corporation (Alberta).....................................   100
     Tenneco Espana Holdings, Inc. (Delaware)..........................................   100
       Louis Minuzzi E. Hijos S.A.I.C. (Argentina)..................................... 100??
       Monroe Springs (New Zealand) Pty. Ltd. (New Zealand)............................   100
          Monroe Spain, S.A. (Spain)...................................................   100
          Gillet Iberica, S.A. (Spain).................................................   100
          Manufacturas Fonos, S.L. (Spain).............................................   100
          Omni-Pac Embalajes S.A. (Spain)..............................................   100
       Reknowned Automotive Products Manufacturers Ltd. (India)........................    51
       Monroe Czechia s.r.o. (Czech Republic)..........................................   100
       Tenneco (Mauritius) Limited (Mauritius).........................................   100
          Hydraulics Limited (India)...................................................    51
            (Tenneco (Mauritius) Limited owns 51% and Bangalore Union
             Services Limited, an unaffiliated company, owns 49%)
     Tenneco Holdings Danmark A/S (Denmark)............................................   100

                   TENNECO INC. SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1996


Subsidiaries of Tenneco Inc.
  Subsidiaries of Tenneco International Holding Corp. (Delaware)
     Subsidiaries of Tenneco Holdings Danmark A/S (Denmark)
       Gillet Exhaust Technologie (Proprietary) Limited (South Africa)............   100
       Gillet Lazne Belohrad, s.r.o. (Czech Republic).............................   100
       Heinrich Gillet Portuguesa - Sistemas de Escape, Lda. (Portugal)...........   100
       Walker Danmark A/S (Denmark)...............................................   100
       Walker Inapal Escapes, S.A. (Portugal).....................................    90
          (Tenneco Holdings Danmark A/S owns 90%; Inapal, Industria Nacional de
          Acessorios Para Automoveis, SA, an unaffiliated company, owns 9.99%;
          and Walker Danmark A/S owns 0.01%) Walker France S.A. (France)..........   100
       Constructions Metallurgiques de Wissembourg - Wimetal (France).............   100
          Societe Europeenne des Ensembles-Montes (France)........................   100
       Gillet Tubes Technologies G.T.T. (France)..................................   100
     Walker Sverige A.B. (Sweden).................................................   100
  Tenneco Management Company (Delaware)...........................................   100
  Tenneco Moorhead Acquisition Inc. (Delaware)....................................   100
  Tenneco Packaging Hungary Holdings Inc. (Delaware)..............................   100
  Tenneco Packaging Inc. (Delaware)...............................................   100
     A&E Plastics, Inc. (Delaware)................................................   100
     Alupak A.G. (Switzerland)....................................................   100
     American Cellulose Corporation (Delaware)....................................    50
       (Tenneco Packaging Inc. owns 50%; and Larry E. Homan, an unaffiliated individual, owns 50%)
     The Corinth and Counce Railroad Company (Mississippi)........................   100
       Marinette, Tomahawk & Western Railroad Company (Wisconsin).................   100
       Valdosta Southern Railroad Company (Florida)...............................   100
     Dahlonega Packaging Corporation (Delaware)...................................   100
     Dixie Container Corporation (Virginia).......................................   100
     Dixie Convoy Corporation (North Carolina)....................................   100
     Dongguan PCA Packaging Co., Ltd. (Peoples Republic of China).................    50
       (Tenneco Packaging Inc. owns 50%; and Dongguan Dong Ya Color Printing &
       Packaging Factory, an unaffiliated company, owns 50%)
     EKCO Products, Inc. (Illinois)...............................................   100
     E-Z Por Corporation (Delaware)...............................................   100
     Hexacomb Corporation (Illinois)..............................................   100
       Hexacomb International Sales Corporation (U.S. Virgin Islands).............   100
       Glacier-Cor US Corporation (Delaware)......................................   100
          Glacier-Cor US Holding Corporation (Delaware)...........................   100
     Packaging Corporation of America (Nevada)....................................   100
     PCA Box Company (Delaware)...................................................   100
     PCA-Budafok (Kartongyar) Kft. (Hungary)......................................   100
     PCA Hydro, Inc. (Delaware)...................................................   100

                   TENNECO INC. SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1996

Subsidiaries of Tenneco Inc.
Subsidiaries of Tenneco Packaging Inc.
     PCA Romania Srl (Romania)...................................................     50
       (Tenneco Packaging Inc. owns 50%; and Kraftcorr Inc., an unaffiliated company owns 50%)
     PCA Tomahawk Corporation (Delaware).........................................    100
     PCA Valdosta Corporation (Delaware).........................................    100
     PCA Verpackungsmittel GmbH (Germany)........................................    100
       PCA Embalajes Espana S.L. (Spain).........................................     99
          (PCA Verpackungsmittel GmbH owns 99%; and Omni-Pac Ekco GmbH
           Verpackungsmittel owns 1%)
     PCA West Inc. (Delaware)....................................................    100
       Coast-Packaging Company (California General Partnership)..................     50
          (PCA West Inc. owns 50%, as General Partner; and J. G. Haddy Sales
          Company, an unaffiliated company, owns 50%, as General Partner)
     Pressware International, Inc. (Delaware)....................................    100
     Revere Foil Containers, Inc. (Delaware).....................................    100
     Tenneco CPI Holding Company (Delaware)......................................    100
     Tenneco Packaging Limited (Scotland)........................................    100
     Tenneco Plastics Company (Delaware).........................................    100
     798795 Ontario Limited (Ontario)............................................    100
       PCA Canada Inc. (Ontario).................................................    100
  Tenneco Retail Receivables Company (Delaware)..................................    100
  Tenneco Romania Holdings Inc. (Delaware).......................................    100
     Tenneco Packaging-Romania S.R.L. (Romania)..................................    100
  Tenneco United Kingdom Holdings Limited (Delaware).............................    100
     Monroe Europe (UK) Limited (United Kingdom).................................     82
       (Tenneco United Holdings Limited owns 82%; and S.A. Monroe Europe N.V.
        owns 18%)
     Omni-Pac U.K. Limited (United Kingdom)......................................    100
     Tenneco Packaging (UK) Limited (Scotland)...................................    100
       Alpha Products (Bristol Limited (United Kingdom)..........................    100
       Tenneco Packaging (Films) Limited (United Kingdom)........................    100
       Tenneco Packaging (Caerphilly) Limited (United Kingdom)...................    100
       Tenneco Packaging (Stanley) Limited (United Kingdom)......................    100
       Tenneco Packaging (Livingston) Limited (Scotland).........................    100
          Brucefield Plastics Limited (Scotland).................................    100
          Polbeth Packaging (Corby) Limited (Scotland)...........................    100
     Tenneco Canada Inc. (Ontario)...............................................  48.72
       (Tenneco United Kingdom Holdings Limited owns 100% of the Class A Stock,
       48.72% of total equity; and Tenneco International Holding Corporation owns 100% of the issued and outstanding common stock, 51.28% of total equity)
     Tenneco Europe Limited (Delaware)...........................................    100
       Tenneco Asia Limited (United Kingdom).....................................    100
     Tenneco International Finance Limited (United
      Kingdom)...................................................................    100

                   TENNECO INC. SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1996

Subsidiaries of Tenneco Inc.
  Subsidiaries of Tenneco United Kingdom Holdings Limited (Delaware)
     Subsidiaries of Tenneco International Finance Limited (United Kingdom)
       Tenneco International Finance B.V. (Netherlands).............................    100
     Tenneco Management (Europe) Limited (United Kingdom)...........................    100
     Tenneco Packaging (UK) Limited (United Kingdom)................................    100
     Tenneco West Limited (United Kingdom)..........................................    100
     Thompson and Stammers Dunmow (Number 6) Limited
      (United Kingdom)..............................................................    100
     Thompson and Stammers Dunmow (Number 7) Limited
      (United Kingdom)..............................................................    100
     Thompson and Stammers Dunmow (Number 8) Limited (United Kingdom)...............    100
     Walker Limited (United Kingdom)................................................    100
       Gillet Exhaust Manufacturing Limited (United Kingdom)........................    100
       Gillet Pressings Cardiff Limited (United Kingdom)............................    100
       Gillet Torsmaskiner UK Limited (United Kingdom)..............................    50
          (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and
          AB Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares,
          50% of total equity)
          Exhaust Systems Technology Limited (United Kingdom).......................  99.99
            (Gillet Torsmaskiner UK Limited owns 99.99%; and Heinrich Gillet
            Gmbh & Co. KG & AB Torsmaskiner, an unaffiliated company owns 0.01%)
       Tenneco - Walker UK Ltd. (United Kingdom)....................................    100
          J.W. Hartley (Motor Trade) Limited (United Kingdom).......................    100
          Walker (UK) Limited (United Kingdom)......................................    100
  Tenneco Windsor Box & Display, Inc. (Delaware)....................................    100
  TMC Texas Inc. (Delaware).........................................................    100
  Walker Deutschland GmbH (Germany).................................................      1
     (Tenneco Inc. owns 1%; and Tenneco Deutschland Holdinggesellsschaft mbH owns 99%)
  Walker Europe, Inc. (Delaware)....................................................    100
  Walker Electronic Silencing Inc.(f/k/a Walker Electronic Mufflers) (Delaware).....    100
  Walker Manufacturing Company (Delaware)...........................................    100
     Ced's Inc. (Illinois)..........................................................    100
  Walker Norge A/S (Norway).........................................................    100